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Exhibit 99.1

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of NeoPharm, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "10-K Report") that:

  (1)
  the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2003	/s/ JAMES M. HUSSEY James M. Hussey, Chief Executive Officer
Dated: March 31, 2003	/s/ LAWRENCE A. KENYON Lawrence A. Kenyon, Chief Financial Officer

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  Exhibit 99.1